Concentration of Risk	12 Months Ended
Dec. 31, 2022
Risks and Uncertainties [Abstract]
Concentration of Risk

Note 16 – Concentration of Risk

a)	Major Customers

For the twelve months ended December 31, 2022, there was one customer which accounted for 79% of the revenue.

b)	Major Vendors

For the twelve months ended December 31, 2022, there was no supplier who accounted for 10% or more of the Company’s purchases nor with significant outstanding payables.

c)	Credit Risk

Financial instruments that are potentially subject to credit risk consist principally of accounts receivable. The Company believes the concentration of credit risk in its account receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.